                                                                    EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of SEDONA Corporation on Form 10-K for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Marco A. Emrich, Chief Executive Officer of SEDONA Corporation certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of SEDONA Corporation.

Dated:  May 11, 2004                       /s/ MARCO A. EMRICH
                                           -------------------
                                           Marco A. Emrich
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)